XTF Investors Trust

Supplement Dated October 9, 2007

TO THE PROSPECTUS DATED APRIL 1, 2007

The following Portfolios of the XTF Investors Trust are closed to new investors effective immediately, and will remain unavailable to investors until further notice.

XTF Conservative ETF Portfolio XTF 2010 ETF Portfolio XTF 2020 ETF Portfolio XTF 2030 ETF Portfolio XTF 2040+ ETF Portfolio

The following information replaces the information found on pages 42 and 43 under the heading “Portfolio Manager”:

Rick Rubin

Mr. Rubin is primarily responsible for the day-to-day management of each Portfolio.  Mr. Rubin began working for the Advisor’s affiliate as a Trader specializing in trading ETFs in July 2004.  Since the inception of the Advisor’s current investment strategies in 2005, Mr. Rubin has worked closely with the portfolios’ prior portfolio manager to implement the strategies.  Prior to joining the Advisor, Mr. Rubin worked as a Trader at Goldman Sachs beginning in 1994.  Mr. Rubin has a M.A. in Economics from Duke University and a B.A. for the University of Miami, cum laude.

Gerald W. Buetow, Jr., PhD, CFA

Dr. Buetow acts as Portfolio Advisor pursuant to a consulting contract with the Advisor’s parent, XTF Global Asset Management LLC. From July 2006 until Mr. Rubin was appointed Portfolio Manager in July 2007, Dr. Buetow was employed by the Advisor as Portfolio Manager of the Portfolios. Prior to joining the Advisor as a full-time employee, Dr. Buetow worked for the Advisor in a similar consulting arrangement.  In addition, Dr. Buetow is president of BFRC Services, LLC, a quantitative financial consulting firm that he founded in 1996.  Prior to that, he was Vice President of Curriculum Development for the Association for Investment Management and Research (AIMR).  Prior to holding this position, Dr. Buetow was the Wheat First Professor of Finance and Director of the Quantitative Finance program at James Madison University.  Dr. Buetow was lead quantitative researcher for Prudential Investment’s Quantitative Investment Management Group where he managed an enhanced index fund and developed structured securities.  Dr. Buetow has a B.S. in Electrical Engineering and a Ph.D. in Finance and Econometrics from Lehigh University, an M.S. in Finance from the University of Texas - Dallas and holds the Chartered Financial Analyst designation.

The Advisor’s Investment Policy Committee also is responsible for monitoring the investment strategies and risks for each Portfolio.

The Portfolios' Statement of Additional Information provides information about the compensation received by the Portfolio Manager, other accounts that he manages and his ownership of shares of the Portfolios.

The following information replaces the first paragraph on page 44 under the heading “Valuing Portfolio Assets”:

Class A and Class C shares of each Portfolio are sold at their public offering price (net asset value (“NAV”) plus any applicable sales charge).  Class R and Class I shares are sold at NAV.  The NAV of a Portfolio is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  The NYSE is closed on weekends and most national holidays.  The NAV is determined by dividing the value of each Portfolio’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding.  The NAV takes into account the expenses and fees of each Portfolio, including management, administration, and distribution fees, which are accrued daily.  Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the Portfolio (or an authorized broker or agent, or its authorized designee) in proper form before the close of trading on the NYSE on that day.

The following information replaces the privacy notice on page 60:

The privacy of our shareholders is important to us.  The Trust is committed to maintaining the confidentiality, integrity and security of shareholder information.  When a shareholder provides personal information, the Trust believes that the shareholder should be aware of policies to protect the confidentiality of that information.

The Trust collects the following nonpublic personal information from its shareholders:

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Information we receive from the shareholder on or in applications or other forms, correspondence, or conversations, including, but not limited to account name, address, phone number, tax ID number; and

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Information about shareholder transactions with us, our affiliates, or others, including, but not limited to, account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Trust through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information can be shared with non-affiliated third parties.

In addition, information on the Back Cover Page relating to the Trust’s Distributor is hereby changed to: Aquarius Fund Distributors, LLC, 4020 South 147th Street, Omaha, NE  68137.

Supplement dated 10.9.2007